UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number___811-22300________________________________________________

___________________________________Multi-Manager Portfolio, LLC______________________________

(Exact name of registrant as specified in charter)

GenSpring Family Offices, LLC 150 South U.S. Highway 1, Suite 300	Jupiter, FL 33477
(Address of principal executive offices)	(Zip code)

David W. Reidy

GenSpring Family Offices, LLC

150 South U.S. Highway 1, Suite 300

Jupiter, FL 33477

(Name and address of agent for service)

Registrant’s telephone number, including area code: _(561) 746-8444___

Date of fiscal year end: _March 31_________________

Date of reporting period: _March 31, 2012__________

Item 1. Reports to Stockholders.

Multi-Manager Portfolio, LLC
(A Limited Liability Company)
Annual Report
March 31, 2012

i

Dear Members,

We are pleased to enclose the annual report for the Multi-Manager Portfolios (the “MMP”) for the year ending March 31, 2012. As always, we appreciate your continued support and investment. Net assets of the MMP stood at approximately $399 million as of March 31, 2012.

The 2012 fiscal year was an active one for the MMP. During the year, we re-named and re-positioned the portfolios, changing the name from “Growth Capital Portfolios” to “Multi-Manager Portfolios”, and revised the investment objective to better communicate the investment program and goals of the MMP as follows: “The investment objective of the Portfolios is to seek long-term capital appreciation, while attempting to reduce risk and volatility.” In June, we separated certain illiquid holdings into a discrete liquidating structure. We also revised our process for managing the MMP, establishing neutral target allocations for each of the strategies that are pursued by the funds in which the MMP invests. Relative to the neutral positions, we may overweight or underweight particular strategies depending on where we see opportunities and risks.

We measure the MMP’s monthly returns against the HFRI Funds-of-Funds Diversified Index, which is comprised of most of the externally managed funds of funds that one might consider as alternatives to the MMP. We are pleased to report for the 12 months ended March 31, 2012, the MMP returned +1.55% versus -3.10% for the index. The MMP is managed to produce returns with medium to low volatility in most market circumstances, and with the goal of avoiding extreme negative surprises with only modest draw-downs during difficult times. Though we do not expect the fund to outperform this index each and every month, our aim is to add value over a full market cycle. Since inception in July 2009, the MMP has returned approximately 3.9% on an annualized basis through March 2012, with positive monthly returns in 24 out of 33 months. This compares to a 7.0% annualized return for the HFRI Funds-of-Funds Diversified Index over the same time period. The MMP’s standard deviation of returns over the same time period has been approximately 4.0%. The MMP invests in the following broad strategies: Credit, Equity, Event Driven, Multi-Strategy and Global Trading. The graph below shows the allocations to these strategies at March 31, 2012.

As of March 31, 2012, the MMP held 17 investments, and we remain excited about the positioning of the portfolio and its investment potential. As always, should you have any questions or need any additional information, please do not hesitate to contact your GenSpring Family Office.

Sincerely,

Maria Elena (Mel) Lagomasino	Jean L.P. Brunel

President, Multi-Manager Portfolios	Chief Investment Officer

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
March 31, 2012

Assets
Investment in the Master Portfolio, at fair value	$375,704,675
Cash and cash equivalents	24
Receivable from the Master Portfolio	3,793,764
Prepaid contributions to the Master Portfolio	660,001
Total assets	$380,158,464
Liabilities and Members’ Capital
Contributions received in advance	$660,000
Withdrawals payable	3,793,764
Accounts payable and accrued expenses	161,712
Total liabilities	4,615,476
Members’ capital	375,542,988
Total liabilities and members’ capital	$380,158,464

See accompanying notes to financial statements.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Year Ended March 31, 2012

Net investment loss allocated from the Master Portfolio:
Dividend income	$95,821
Interest income	14,336
Other income	1,202
Expenses	(1,450,866)
Net investment loss allocated from the Master Portfolio	(1,339,507)
Income of the Portfolio:
Interest income	21
Expenses of the Portfolio:
Audit fees	18,068
Registration and filing fees	32,149
Tax fees	126,302
Other expenses	18,168
Total expenses of the Portfolio	194,687
Net loss of the Portfolio	(194,666)
Net investment loss of the Portfolio	(1,534,173)
Net realized and unrealized gain (loss) from investments allocated from the Master Portfolio:
Net realized gain from investments	16,220,573
Change in unrealized appreciation/depreciation from investments	(12,549,561)
Net realized and unrealized gain from investments allocated from the Master Portfolio	3,671,012
Net increase in members’ capital resulting from operations	$2,136,839

See accompanying notes to financial statements.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

Year Ended March 31, 2012
Members’ capital at March 31, 2011	$672,250,093
Increase (decrease) from members’ capital transactions:
Contributions	7,680,000
Withdrawals	(306,523,944)
Net decrease in members’ capital resulting from capital transactions	(298,843,944)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,534,173)
Net realized gain from investments	16,220,573
Change in unrealized appreciation/depreciation from investments	(12,549,561)
Net increase in members’ capital resulting from operations	2,136,839
Members’ capital at March 31, 2012	$375,542,988

Year Ended March 31, 2011
Members’ capital at March 31, 2010	$705,580,561
Increase (decrease) from members’ capital transactions:
Contributions	97,395,332
Withdrawals	(143,616,820)
Net decrease in members’ capital resulting from capital transactions	(46,221,488)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,053,760)
Net realized gain from investments	18,012,751
Change in unrealized appreciation/depreciation from investments	(4,067,971)
Net increase in members’ capital resulting from operations	12,891,020
Members’ capital at March 31, 2011	$672,250,093

See accompanying notes to financial statements.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Year Ended March 31, 2012

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$2,136,839
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Net investment loss allocated from the Master Portfolio	1,339,507
Net realized and unrealized gain from investments allocated from the Master Portfolio	(3,671,012)
Payments for contributions to the Master Portfolio	(7,680,184)
Proceeds from withdrawals from the Master Portfolio	306,657,215
Decrease in receivable from the Master Portfolio	1,856,941
Decrease in prepaid contributions to the Master Portfolio	339,999
Increase in accounts payable and accrued expenses	61,604
Net cash provided by operating activities	301,040,909
Cash flows from financing activities:
Proceeds from contributions	7,340,000
Payments for withdrawals	(308,380,885)
Net cash used in financing activities	(301,040,885)
Net increase in cash and cash equivalents	24
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$24

See accompanying notes to financial statements.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
March 31, 2012

(1) Organization

Multi-Manager Portfolio, LLC (the “Portfolio” and formerly known as Growth Capital Portfolio, LLC) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio was created primarily to serve as a feeder fund for Multi-Manager Master Portfolio, LLC (the “Master Portfolio” and formerly known as Growth Capital Master Portfolio, LLC). For convenience, and where context applies, the Portfolio and the Master Portfolio are collectively referred to as the “Portfolios.”

Under Delaware law and the Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the Portfolio is liable for the debts, obligations and liabilities of the Portfolio only to the extent of any contributions to the capital of the Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors of the Portfolios (the “Board”), may be obligated to return to the Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Portfolio exceed the fair market value of the Portfolio’s assets.

The Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. Prior to November 1, 2011, the Portfolio’s investment objective was to achieve growth of capital. On August 30, 2011, the Board approved the revision of the investment objective of the Master Portfolio to better communicate its investment goals. The revision did not involve a material change in the investment program of the Master Portfolio. The Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the Master Portfolio, which allocates assets by investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives. The Master Portfolio’s Financial Statements, included elsewhere in this report, are an integral part of the Portfolio’s Financial Statements and should be read in conjunction with this report. The percentage of the Master Portfolio’s member interests owned by the Portfolio on March 31, 2012 was 94.23%.

The Board has overall responsibility for the management and control of the operations of the Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Portfolio’s investment program, under the supervision of the Board.

Under the Portfolio’s organizational documents, the Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Portfolio. In the normal course of business, the Portfolio enters into contracts with service providers, which also provide for indemnifications by the Portfolio for certain liabilities arising out of their duties and responsibilities for the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Portfolio’s officers and directors duties and responsibilities for the

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Investment Securities Transactions

The Portfolio records securities transactions on a trade-date basis.

The Portfolio records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Portfolio.

(c) Valuation of Investments

The valuation of the Portfolio’s investments is determined on the last business day of each month, or as set forth in the Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The Portfolio’s valuation procedures require the Adviser, or its delegate, including the Administrator (hereinafter defined), to consider all relevant information for determining the value of the Portfolio’s securities and assets, including the Master Portfolio’s underlying investments. The Portfolio invests substantially all of its assets in the Master Portfolio. The investment of the Portfolio in the Master Fund equals its proportionate share of the total net members’ capital of the Master Portfolio. Valuation of the investments held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements included elsewhere in this report.

(d) Fair Value Measurements

The Portfolio records its investment in the Master Portfolio at fair value. Investments of the Master Portfolio are recorded at fair value as more fully discussed in the Master Portfolio’s Notes to Financial Statements.

(e) Investment Income

Dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(f) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Portfolio bears all expenses incurred in its business, directly or indirectly through its investment in the Master Portfolio, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

(g) Income Taxes

The Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the members of the Portfolio. Accordingly, no provision for income taxes has been made in the Portfolio’s financial statements.

The Adviser has evaluated the tax positions expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Portfolio are recorded as a tax benefit or expense. For the year ended March 31, 2012, the Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

(h) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(3) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the Portfolio issues new Interests. The minimum required initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Portfolio issues Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The Portfolio reserves the right to reject any application for subscriptions of Interests.

The $660,000 in contributions received in advance as of March 31, 2012 represents subscriptions for the Portfolio’s Interests received prior to the April 1, 2012 closing.

(b) Allocation of Profits and Losses

Net profits or net losses of the Portfolio, including allocations from the Master Portfolio, are generally allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any capital contributions, which generally are made at the beginning of the month, and before any withdrawals of capital.

(c) Repurchase of Interests

From time to time, members have been provided with the opportunity to have all or any portion of their Interests repurchased by the Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers have been made on a semi-annual basis. However, no member has the right to require the Portfolio to repurchase its Interest. Since the Portfolio’s assets are invested in the Master Portfolio, the ability of the Portfolio to have its Interests in the Master Portfolio be repurchased would be subject to the Master Portfolio’s repurchase procedures. In addition, the Portfolio may determine not to conduct a repurchase offer each time the Master Portfolio conducts a repurchase offer. The Board, in its sole discretion, may under certain circumstances elect to extend, suspend or terminate an offer to repurchase Interests. Under the procedures that govern repurchase offers by the Portfolio, there will be a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Portfolio.

(4) Investments in Portfolio Securities

As of March 31, 2012, and for the year then ended, all of the investments made by the Portfolio were in the Master Portfolio.

(5) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

The Master Portfolio and the Portfolio do not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $595,350 annual minimum fee. The Administrator also provides the Portfolio with transfer agency and other investor related services at additional costs or for additional fees.

The administration fee for the Portfolio is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Portfolio. The total administration and transfer agency fees incurred for the year ended March 31, 2012, as allocated to the Portfolio, including any out-of-pocket expenses incurred in providing this service, were $580,285.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

(c) Compensation of Directors

The Portfolio, Master Portfolio and Multi-Manager TEI Portfolio, LLC (formerly known as Growth Capital TEI Portfolio, LLC) together pay each of the Directors who is not an “interested person,” as defined in the 1940 Act, of these companies (the “Independent Directors”) an annual retainer of $30,000 ($37,500 for the Board chairman), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit and Nominating Committee chairman) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit and Nominating Committee chairman) per off-cycle Audit Committee meeting. The Portfolio, Master Portfolio and Multi-Manager TEI Portfolio, LLC compensated the Directors $153,750 in meeting and retainer fees for the year ended March 31, 2012.

(6) Indebtedness of the Fund

The Portfolio may borrow money in connection with meeting withdrawal requests. The Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of March 31, 2012, the Portfolio did not have a credit facility in place.

(7) Financial Highlights

Financial highlights are summarized as follows:

	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members’ capital(1)	(0.33)%	(0.15)%	(0.33)%
Gross expenses to average members’ capital(1)	0.35%	0.22%	0.41%
Net expenses to average members’ capital(1)	0.35%	0.22%	0.41%
Portfolio turnover(2)	15.98%	13.40%	8.85%
Total return(3)	1.51%	1.81%	7.43%
Members’ capital, end of period (in 000’s)	$375,543	$672,250	$705,581

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios include allocations of net investment income (loss), including expenses from the Master Portfolio. These ratios have been annualized for periods less than one year.
(2)	The Portfolio is invested exclusively in the Master Portfolio, therefore this ratio reflects the portfolio turnover of the Master Portfolio, which is for the period indicated. This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

(8) Subsequent Events

The Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $660,000 for April 1, 2012. There were no investor subscriptions for May 1, 2012.

On March 30, 2012, the Portfolio commenced an offer (“Offer”) to repurchase up to $91,434,678 of outstanding Interests from its members based on the estimated net asset value of such Interests calculated as of June 30, 2012. As of the April 30, 2012 expiration of the Offer, approximately $80,228,000 of Interests (based on the estimated net asset value of the Master Portfolio as of June 30, 2012) were tendered for repurchase by 150 members, and such tendered Interests have been accepted for repurchase by the Portfolio.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of Multi-Manager Portfolio, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of Multi-Manager Portfolio, LLC, formerly Growth Capital Portfolio, LLC (the Fund), as of March 31, 2012, and the related statements of operations and cash flows for the year then ended and the statements of changes in members’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Manager Portfolio, LLC at March 31, 2012, the results of its operations and cash flows for the year then ended and changes in its members’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
May 30, 2012

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2012

Directors and Officers

The Portfolio’s operations are managed under the management and control of the Board (each member a “Director”). Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Portfolio who are responsible for the Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and Officers of the Portfolio may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Portfolio Complex”). The address of the Directors and Officers is c/o GenSpring Family Offices, LLC, 150 South US Highway 1, Jupiter, Florida 33477. The tables below show, for each Director and Officer, his or her full name, age, present position held with the Portfolio, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Portfolio Complex overseen by the Director, and other directorships held by such Director.

DIRECTORS

Name and Age	Position with the Master Portfolio and Length of Time Served(2)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(3) Overseen by Director	Other Directorships Held by Director
Interested Director Jean Brunel(1) (61)	Director, since inception	Managing Principal, Brunel Associates, LLC	3	None.
Non-Interested Directors Jeffrey M. Biggar (61)	Director and Chairman of the Board, since inception	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm)(since 2010); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008 – 2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000 – 2006)	38	None.
George C. Guynn (68)	Director, since inception	Retired. President (1996 – 2006) and Chief Executive Officer (1995 – 2006) Federal Reserve Bank of Atlanta	38	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.
Sidney E. Harris (62)	Director, since inception	Professor (since 1997) and Dean (1997 – 2004) J. Mack Robinson College of Business, Georgia State University	38	Total System Services, Inc.

(1)	This person’s status as an “interested” director arises from his affiliation with the Adviser.
(2)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(3)	The Portfolio Complex consists of the Master Portfolio, the Portfolio, Multi-Manager TEI Portfolio, LLC and the RidgeWorth Funds.

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
March 31, 2012

OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Position with Master Portfolio and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Maria Elena (Mel) Lagomasino (62)	President and Chief Executive Officer (since inception)	Chief Executive Officer of the Adviser (since 2005); Prior to that, Chairman and CEO of JP Morgan Private Bank
Bashir C. Asad (48)	Treasurer, Chief Financial Officer and Chief Accounting Officer (since August 2011)	Senior Vice President, Citi Fund Services (since 2010); prior to that, Vice President, Citi Fund Services
David W. Reidy (47)	Secretary (since March 2012)	Project Manager, GenSpring Family Offices, LLC (since November 2011); Vice President, RidgeWorth Capital Management
Daniel J. Igo (41)	Assistant Secretary (since August 2009)	Vice President, Citi Fund Services (since 2007); Legal Services Manager, Citi Fund Services (2004 to 2006)
Frederick J. Schmidt (52)	Chief Compliance Officer (since July 2010)	Director and Chief Compliance Officer, CCO Services, Citi Fund Services (2011 to present); Senior Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services (2004 to 2010)

MULTI-MANAGER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
March 31, 2012

Allocation of Investments

The following chart indicates the allocation of investments of the Master Portfolio among different investment strategies as of March 31, 2012.

Asset Class(1)	Fair Value	%
Credit Strategies	$60,242,863	18.72
Equity Strategies	94,571,200	29.38
Event Driven Strategies	23,061,683	7.16
Global Trading	27,842,548	8.65
Multi-Strategy	116,175,750	36.09
	$321,894,044	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

Form N-Q Filings

The Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Form N-Q is available on the SEC website at www.sec.gov. The Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Information regarding how the Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Annual Report

March 31, 2012

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Assets, Liabilities and Members’ Capital
March 31, 2012

Assets
Investments in Investment Vehicles, at fair value (cost $285,639,416)	$321,894,044
Cash and cash equivalents	5,519,188
Interest receivable	295
Receivable from investments sold	56,478,186
Prepaid contributions to Investment Vehicles	20,000,000
Prepaid expenses and other assets	49,034
Total assets	$403,940,747
Liabilities and Members’ Capital
Contributions received in advance	$660,001
Withdrawals payable	4,348,035
Administration fees payable	50,140
Accounts payable and accrued expenses	186,360
Total liabilities	5,244,536
Members’ capital	398,695,188
Managing member’s capital	1,023
Total members’ capital	398,696,211
Total liabilities and members’ capital	$403,940,747
Members’ Capital
Represented by:
Net capital contributions	$362,441,583
Accumulated net unrealized appreciation from investments	36,254,628
$398,696,211

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments
March 31, 2012

	Acquisition Date	Cost	Shares	Fair Value	% of Members’ Capital
Investments in Investment Vehicles (80.74% of Members’ Capital)
Credit Strategies (15.11% of Members’ Capital)
Long-Short Credit
Brigade Leveraged Capital Structures Fund, LP	7/1/2009	$8,488,794		$10,740,182	2.69%
Mortgage Related
Halcyon Asset Backed Value Fund, LP(1)	9/10/2010	20,000,000		23,190,478	5.82%
Magnetar Structured Credit Fund, LP(1)	1/1/2011	25,000,000		26,312,203	6.60%
Total Mortgage Related				49,502,681
Total Credit Strategies (Cost $53,488,794)				60,242,863
Equity Strategies (23.72% of Members’ Capital)
Long-Short Emerging
Sansar Capital Special Opportunity Fund, LP	7/1/2009	3,731,444		4,420,214	1.11%
Long-Short Global
York Global Value Series, A Series of LGMA LLC(1)	2/1/2012	15,000,000		15,897,742	3.99%
Long-Short Non-U.S.
Henderson Alphagen Octanis Series, A Series of LGMA LLC(2)	1/17/2012	19,351,508		19,472,776	4.88%
Long-Short U.S.
Marble Arch QP Partners, LP	7/1/2009	12,122,826		22,456,835	5.63%
Low Net Sector
Cygnus Utilities, Infrastructure & Renewables, LLC	9/1/2010	5,000,000		5,062,952	1.27%
Low Net U.S.
Axial Capital Institutional, LP	7/1/2009	22,478,792		17,092,034	4.29%
Market Neutral
Two Sigma ABS Return Fund, LP(1)	3/1/2012	10,000,000		10,168,647	2.55%
Total Equity Strategies (Cost $87,684,570)				94,571,200
Event Driven Strategies (5.79% of Members’ Capital)
Litespeed Partners, LP	9/30/2011	152,300		145,515	0.04%
Orange Capital Domestic I, LP	7/1/2009	18,917,474		22,916,168	5.75%
Total Event Driven Strategies (Cost $19,069,774)				23,061,683
Global Trading (6.98% of Members’ Capital)
Managed Futures
ACL Alternative Fund Limited	10/1/2009	27,707,734	108,510	27,842,548	6.98%
Total Global Trading (Cost $27,707,734)				27,842,548
Multi-Strategy (29.14% of Members’ Capital)
D.E. Shaw Composite Fund, LLC	7/1/2009	42,116,119		50,074,939	12.56%
Elliott Associates, LP	7/1/2009	40,398,321		51,477,851	12.91%
Stratus Feeder, LLC, Class 1X	2/1/2012	15,000,000		14,427,003	3.62%
Taconic Opportunity Fund, LP	7/1/2009	174,104		195,957	0.05%
Total Multi-Strategy (Cost $97,688,544)				116,175,750
Total Investments (80.74% of Members’ Capital) (Cost $285,639,416)				321,894,044
Other Assets in Excess of Liabilities (19.26% of Members’ Capital)				76,802,167
Total Members’ Capital (100%)				$398,696,211

For certain Investment Vehicles for which the Master Portfolio has a capital commitment, the Master Portfolio may allocate its pro-rata share of expenses prior to having to fund a capital call for such expenses. As of March 31, 2012, the Master Portfolio had no outstanding capital commitments.

All securities are non-income producing.

All securities are restricted and represent 80.74% of Total Members’ Capital.

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Schedule of Investments, continued
March 31, 2012

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Portfolio’s investments.

(1)	Investment Vehicles in which ownership by the Master Portfolio exceeds 5%. Refer to Note 5, Investments in Portfolio Securities, for additional information.
(2)	Investment Vehicles in which ownership by the Master Portfolio exceeds 25%. Refer to Note 5, Investments in Portfolio Securities, for additional information.

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Operations
For the Year Ended March 31, 2012

Investment income:
Dividend income	$102,091
Interest income	15,250
Other income	1,279
Total investment income	118,620
Expenses:
Administration fees	618,402
Directors fees	153,750
Legal fees	296,759
Custodian fees	89,084
Insurance expense	213,375
Tax fees	82,567
Other expenses	92,619
Total expenses	1,546,556
Net investment loss	(1,427,936)
Net realized and unrealized gain (loss) from investments and affiliated investment:
Net realized gain from investments	14,605,971
Net realized gain from affiliated investment	2,623,569
Change in unrealized appreciation/depreciation from investments	(10,058,194)
Change in unrealized appreciation/depreciation from affiliated investment	(3,332,904)
Net realized and unrealized gain from investments and affiliated investment	3,838,442
Net increase in members’ capital resulting from operations	$2,410,506

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statements of Changes in Members’ Capital

	Year Ended March 31, 2012
	Members	Managing Member	Total
Members’ capital at March 31, 2011	$716,213,209	$1,095	$716,214,304
Increase (decrease) from members’ capital transactions:
Contributions	8,580,187	—	8,580,187
Withdrawals	(328,508,700)	(86)	(328,508,786)
Net decrease in members’ capital from capital transactions	(319,928,513)	(86)	(319,928,599)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(1,427,933)	(3)	(1,427,936)
Net realized gain from investments and affiliated investment	17,229,496	44	17,229,540
Change in unrealized appreciation/depreciation from investments and affiliated investment	(13,391,071)	(27)	(13,391,098)
Net increase in members’ capital resulting from operations	2,410,492	14	2,410,506
Members’ capital at March 31, 2012	$398,695,188	$1,023	$398,696,211

	Year Ended March 31, 2011
	Members	Managing Member	Total
Members’ capital at March 31, 2010	$739,205,257	$1,074	$739,206,331
Increase (decrease) from members’ capital transactions:
Contributions	110,136,991	—	110,136,991
Withdrawals	(146,959,489)	—	(146,959,489)
Net decrease in members’ capital from capital transactions	(36,822,498)	—	(36,822,498)
Increase (decrease) in members’ capital resulting from operations:
Net investment loss	(975,499)	—	(975,499)
Net realized gain from investments and affiliated investment	19,102,236	28	19,102,264
Change in unrealized appreciation/depreciation from investments and affiliated investment	(4,296,287)	(7)	(4,296,294)
Net increase in members’ capital resulting from operations	13,830,450	21	13,830,471
Members’ capital at March 31, 2011	$716,213,209	$1,095	$716,214,304

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Statement of Cash Flows
For the Year Ended March 31, 2012

Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$2,410,506
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(74,634,067)
Proceeds from disposition of investments	398,407,488
Net realized gain from investments and affiliated investment	(17,229,540)
Change in unrealized appreciation/depreciation from investments and affiliated investment	13,391,098
Decrease in interest receivable	870
Increase in prepaid contributions to Investment Vehicles	(10,000,000)
Increase in receivable from investments sold	(27,327,218)
Decrease in prepaid expenses and other assets	18,396
Decrease in administration fees payable	(45,345)
Decrease in accounts payable and accrued expenses	(49,567)
Net cash provided by operating activities	284,942,621
Cash flows from financing activities:
Proceeds from contributions	7,990,185
Payments for withdrawals	(329,893,273)
Net cash used in financing activities	(321,903,088)
Net decrease in cash and cash equivalents	(36,960,467)
Cash and cash equivalents at beginning of year	42,479,655
Cash and cash equivalents at end of year	$5,519,188

See accompanying notes to financial statements.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements
March 31, 2012

(1) Organization

Multi-Manager Master Portfolio, LLC (the “Master Portfolio” and formerly known as Growth Capital Master Portfolio, LLC) is a limited liability company that was organized under the laws of the State of Delaware on May 1, 2009. The Master Portfolio is registered with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Portfolio is the master fund in a master-feeder structure in which there are currently two feeder funds that are registered with the SEC under the 1940 Act (collectively with the Master Portfolio, the “Portfolios”) and one feeder fund that is a limited duration company organized under Cayman law (Multi-Manager Cayman Portfolio, LDC, formerly known as Growth Capital Cayman Portfolio, LDC) (the “Offshore Portfolio”) through which one of the feeder funds invests in the Master Portfolio, and through which non-U.S. investors may participate in the investment program of the Master Portfolio.

Under Delaware law and the Master Portfolio’s Limited Liability Company Agreement (the “LLC Agreement”), each member of the Master Portfolio is liable for the debts, obligations and liabilities of the Master Portfolio only to the extent of any contributions to the capital of the Master Portfolio (plus any accretions in value thereto) and a member, in the sole discretion of the board of directors (the “Board”), may be obligated to return to the Master Portfolio amounts distributed to the member in accordance with the LLC Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Master Portfolio exceed the fair market value of the Master Portfolio’s assets.

The Master Portfolio’s investment objective is to seek long-term capital appreciation, while attempting to reduce risk and volatility. Prior to November 1, 2011, the Master Portfolio’s investment objective was to achieve growth of capital. On August 30, 2011, the Board approved the revision of the investment objective of the Master Portfolio to better communicate its investment goals. The revision did not involve a material change in the investment program of the Master Portfolio. The Master Portfolio seeks to achieve its investment objective by allocating assets and investing in a diversified portfolio of private investment companies, typically referred to as hedge funds, and closed-end investment companies (each an “Investment Vehicle” and collectively, “Investment Vehicles”), open-end registered investment companies, exchange-traded funds, and segregated managed accounts. The Master Portfolio may also invest directly in equity securities, fixed income securities, mortgage-backed and asset-backed securities, foreign investments and derivatives.

The Board has overall responsibility for the management and control of the operations of the Master Portfolio. Under the supervision of the Board, GenSpring Family Offices, LLC (the “Adviser”), a Florida limited liability company and majority-owned subsidiary of SunTrust Banks, Inc. (a financial holding company), is the manager of, and adviser to, the Master Portfolio.

The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Under an investment advisory agreement with the Master Portfolio (the “Advisory Agreement”), the Adviser is responsible for developing, implementing, and supervising the Master Portfolio’s investment program, under the supervision of the Board.

Effective June 29, 2011 (the “Transfer Date”), the Master Portfolio transferred certain of its interests in Investment Vehicles having a value of approximately $53,625,000 as of June 30, 2011, to GCP Liquidating Trust (the “Trust”), a Delaware statutory trust. The purpose of the transfer was to maintain appropriate liquidity of the Master Portfolio and to facilitate its ability to provide liquidity to its members. The interests transferred to the Trust consisted of interests in Investment Vehicles that provided no rights to withdraw capital or had imposed extraordinary restrictions on withdrawals of capital. The Master Portfolio also transferred $2,800,000 of cash to the Trust to enable the Trust to pay anticipated expenses and meet anticipated liabilities. In exchange for the assets transferred to the Trust, the Master Portfolio received units of the Trust. Such units were then distributed on a pro rata basis to Multi-Manager Portfolio, LLC (one of the Portfolios and formerly known as Growth Capital Portfolio, LLC) and to the Offshore Portfolio. Units of the

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

Trust held by Multi-Manager Portfolio, LLC were then distributed to its members, and units of the Trust held by the Offshore Portfolio were then contributed to GCP SPV, Ltd. (the “SPV”), which is a Cayman Islands exempted company that was established by the Offshore Portfolio solely for the purpose of holding units of the Trust. Shareholders of the Offshore Portfolio have been given shares of the SPV representing their pro rata interests in the assets of the Trust. As the Trust affects withdrawals of its capital from the Investment Vehicles, or is otherwise able to convert its assets into cash, holders of the units of the Trust, including the SPV and shareholders of the SPV, will receive cash distributions.

Under the Master Portfolio’s organizational documents, the Master Portfolio’s officers and directors and the Adviser are indemnified against certain liabilities arising out of the performance of their duties and responsibilities with respect to the Master Portfolio. In the normal course of business, the Master Portfolio enters into contracts with service providers, which also provide for indemnifications by the Master Portfolio for certain liabilities arising out of their duties and responsibilities for the Master Portfolio. The Master Portfolio’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Portfolio. However, based on experience, the Adviser expects the risk of loss to be remote. In addition, the Master Portfolio has purchased a Directors and Officers/Errors and Omissions insurance policy, which provides coverage for certain liabilities arising out of the performance of the Master Portfolio’s officers and directors duties and responsibilities for the Master Portfolio, subject to various exclusions. The Adviser also has similar insurance coverage for its errors and omissions and other liabilities arising out of its duties and responsibilities for the Master Portfolio.

(2) Summary of Significant Accounting Policies and Practices

(a) Basis of Accounting

The accounting and reporting policies of the Master Portfolio conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) Cash Equivalents

The Master Portfolio considers all unpledged temporary investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) Investment Securities Transactions

The Master Portfolio records securities transactions on a trade-date basis.

Generally, the investments in Investment Vehicles are recorded whereby the Master Portfolio records the investment at its acquisition cost and adjusts for additional contributions to or withdrawals from the Investment Vehicles. Distributions from Investment Vehicles, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the characteristics of the distribution if such information is available. In cases where the characteristics of a distribution from an Investment Vehicle are not available, such distribution will be classified as investment income.

Realized gains and losses on investment, including Investment Vehicles, are calculated using the specific lot identification method to determine cost.

(d) Valuation of Investments

The valuation of the Master Portfolio’s investments is determined on the last business day of each month, or as set forth in the Master Portfolio’s registration statement, by the Adviser’s valuation committee (“Adviser Valuation Committee”) in accordance with procedures adopted by the Board, subject to the direction and oversight of the Board. The Master Portfolio’s valuation procedures require the Adviser, or its delegate, including the Administrator (hereinafter defined), to consider all relevant information for determining the value of the Master Portfolio’s securities and assets, including the Master Portfolio’s underlying investment vehicles.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

Investments held and valued by the Master Portfolio are as follows:

•	Investment Vehicles — Investments in Investment Vehicles are ordinarily carried at fair value based on the Master Portfolio’s ownership interest in the Investment Vehicle and the value of the net assets of the Investment Vehicle, as provided to the Master Portfolio by the investment manager or the administrator of such Investment Vehicle. These Investment Vehicles value their underlying investments in accordance with policies as described by such Investment Vehicles in their financial statements and operating agreements. Prior to investing in any Investment Vehicle, the Adviser, as part of the due diligence process, conducts a review of the management and operations of that Investment Vehicle. Based on this due diligence review, the Adviser reasonably believes that valuation policies of the Investment Vehicles in which the Master Portfolio invests require that portfolio securities that are publicly traded or traded through the dealer market are valued at their market value, and that all other securities, including privately placed and otherwise illiquid securities, are valued at their fair value. All of the Master Portfolio’s valuations utilize financial information supplied by each Investment Vehicle and are net of management and estimated performance/incentive fees or allocations payable to the Investment Vehicles’ managers pursuant to the Investment Vehicles’ agreements.

The Adviser will also consider terms and conditions of the Master Portfolio’s agreement with the respective Investment Vehicle and other market considerations that may affect its fair value to determine whether it is appropriate to adjust the reported value to reflect fair value. Generally, the fair value of the Master Portfolio’s interest in an Investment Vehicle will represent the amount that the Adviser believes it could reasonably expect to receive from an Investment Vehicle if the Master Portfolio withdrew all of its capital from the Investment Vehicle at the time of valuation, based on information reasonably available at the time the valuation is made and that the Adviser believes to be reliable. Because of the inherent uncertainty of valuation, fair value may differ from the value that would have been used had a ready market for the investments in Investment Vehicles existed and such differences may be material.

•	Restricted Securities — All of the Master Portfolio’s investments, except for investments in open-end registered investment companies and exchange-traded funds (if any), are restricted as to resale. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or that may be sold only in a privately negotiated transaction pursuant to an exemption from registration.
•	Mutual Funds — Investments in open-end investment companies are valued at net asset value.

Investment Vehicles held by the Master Portfolio may utilize various types of investments and investment strategies, including those described below. Although the Master Portfolio did not invest in any investments other than Investment Vehicles and mutual funds during the year ended March 31, 2012, the Master Portfolio is permitted to directly invest in the same types of investments and investment strategies. The discussion below applies to the Investment Vehicles and to the Master Portfolio.

•	Securities Listed on a Securities Exchange or Over-the-Counter Exchanges — In general, the Investment Vehicles value securities at their last sales price on the date of determination, or if no sale occurred on such date, then at their composite “bid” prices for securities held long, or their composite “ask” prices for securities held short. If no such prices are readily available, the securities are valued at fair value as determined in good faith in accordance with procedures approved by the Investment Vehicle.
•	Short Sales — The Investment Vehicles may engage in short sales (selling securities they do not own) as a part of their normal investment activities. An Investment Vehicle incurs a loss if the price of the security increases between the date of the short sale and the date on which the Investment

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

Vehicle replaces the borrowed security. An Investment Vehicle realizes a gain if the price of the security declines between those dates. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Investment Vehicles.
•	Repurchase Agreements — The Investment Vehicles may purchase securities from financial institutions, such as banks and broker-dealers, subject to the seller’s agreement to repurchase them at an agreed upon time and price (“Repurchase Agreement”). A third party custodian bank takes possession of the underlying securities (“collateral”) of a Repurchase Agreement, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, the Investment Vehicles have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the Repurchase Agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.
•	Reverse Repurchase Agreements — The Investment Vehicles may sell securities to financial institutions, such as banks and broker-dealers, subject to the buyer’s simultaneous agreement to repurchase them at an agreed upon time and price (“Reverse Repurchase Agreement”). These transactions involve a risk that the other party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Vehicles. Reverse Repurchase Agreements also involve the risk that the market value of the portfolio security sold by an Investment Vehicle may decline below the price of the securities the Investment Vehicle is obligated to purchase.
•	Distressed Securities — Certain companies in whose securities the Investment Vehicles may invest could be considered distressed. These companies may be in transition, out of favor, financially leveraged or troubled, potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the companies. A significant portion of the debt obligations and preferred stock in which the Investment Vehicles may invest may be less than investment grade (commonly referred to as junk bonds), which may result in the Investment Vehicles experiencing greater risks than they would if investing in higher rated instruments, however this also may offer the potential for high returns.
•	Options — Options that are listed or quoted on a securities exchange or traded over-the-counter are valued at the mean between the closing bid and ask prices for such options on the date of determination or, if no such prices were quoted on such date, the mean between the bid and ask prices on the most immediate prior date on which such prices were quoted. Securities which are not so listed or quoted are valued at their last closing bid prices if held long and at their last closing ask prices if held short.
•	Securities Lending — The Investment Vehicles may lend their securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Investment Vehicles are entitled to payments in amounts equal to the interest, dividends, or other distributions payable in respect of the loaned securities, which affords the Investment Vehicles an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. In connection with any such transaction, an Investment Vehicle receives collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Risks associated with lending

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

securities include, but are not limited to, loan default, devaluation of collateral and insufficient earnings from the collateral to cover expenses associated with the loan.

(e) Derivative Instruments and Hedging Activities

The Master Portfolio may purchase or sell options and enter into swap agreements as part of a strategy to create investment exposure consistent with the Master Portfolio’s investment objective. For the year ended March 31, 2012, the Master Portfolio did not engage in any such transactions.

(f) Foreign Currency Translation

The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, other assets and liabilities at the rate of exchange as of the reporting date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Master Portfolio does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency contracts. For the year ended March 31, 2012, the Master Portfolio had no foreign currency activity.

(g) Investment Income

For investments in securities, including shares of mutual funds, dividend income is recorded on the ex-dividend date, net of withholding taxes (where applicable). Interest income is recorded as earned on the accrual basis and includes amortization or accretion of premiums or discounts, respectively.

(h) Expenses

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Portfolio bears all expenses incurred in its business, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Portfolio; administrative expenses and fees, transfer agency expenses and fees, legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Portfolio’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of members; directors fees; all costs with respect to communications to members; transfer taxes, offshore withholding tax and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Board. Offering costs, if any, are amortized over a 12-month period or less from the date they are incurred.

The Investment Vehicles bear various expenses in connection with their operations similar to those incurred by the Master Portfolio. The Investment Vehicles are managed by various investment managers who generally assess asset-based fees to and receive performance-based allocations or fees from the Investment Vehicles, which effectively reduce the investment return of the Investment Vehicles. These expenses and fees of the Investment Vehicles that are paid by their investors may be significant and are in addition to those incurred by the Master Portfolio itself and are not reflected in the expense ratios presented in the financial highlights of the Master Portfolio.

(i) Income Taxes

The Master Portfolio is organized and operated as a limited liability company and is treated as a partnership for federal income tax purposes, and therefore is not subject to income taxes as a separate entity. Such taxes are the responsibility of the members of the Master Portfolio. Accordingly, no provision for income taxes has been made in the Master Portfolio’s financial statements. The Master Portfolio may serve as withholding agent for U.S. offshore withholding tax for the Offshore Portfolio.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

The Adviser has evaluated the tax positions expected to be taken in the course of preparing the Master Portfolio’s tax returns to determine whether the tax position will “more-likely-than-not” be sustained by the Master Portfolio upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Portfolio are recorded as a tax benefit or expense. For the year ended March 31, 2012, the Master Portfolio did not recognize any amounts for unrecognized tax benefits. A reconciliation of unrecognized tax benefits is not provided herein, as the beginning and ending amounts are zero, with no interim additions, reductions or settlements. Tax positions taken that remain open under the statute of limitations (generally three years for federal income tax purposes) will be subject to examination by tax authorities.

(j) Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results, including the ultimate amount realized upon the sale of investments valued at fair value, could differ from those estimates, and such differences may be material to the financial statements.

(k) Recently Issued Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”), which includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements has not yet been determined.

(3) Fair Value Measurements

The Master Portfolio defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Portfolio’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets.
•	Level 2 — investments with other significant observable inputs or fair value of investments in Investment Vehicles as to which the Master Portfolio has the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.
•	Level 3 — investments with significant unobservable inputs (which may include the Master Portfolio’s own assumptions in determining the fair value of investments) or fair value of investments in Investment Vehicles as to which the Master Portfolio does not have the ability to withdraw its capital without penalty as of or within ninety days after the measurement date.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

When determining the fair value of the Master Portfolio’s investments, additional consideration is given to those assets or liabilities that have experienced a decrease in volume or level of activity or have identified circumstances that indicate that a transaction is not orderly.

As of March 31, 2012, there were no Level 1 securities held by the Master Portfolio.

The following is a summary categorization as of March 31, 2012, of the Master Portfolio’s investments based on the level of inputs utilized in determining the value of such investments:

	Level 2	Level 3
	Investment Vehicles	Investment Vehicles	Total Investments
Investments
Credit Strategies
Long-Short Credit	$10,740,182	$—	$10,740,182
Mortgage Related	—	49,502,681	49,502,681
Equity Strategies
Long-Short Emerging	—	4,420,214	4,420,214
Long-Short Global	—	15,897,742	15,897,742
Long-Short Non-U.S.	19,472,776	—	19,472,776
Long-Short U.S.	22,456,835	—	22,456,835
Low Net Sector	5,062,952	—	5,062,952
Low Net U.S.	17,092,034	—	17,092,034
Market Neutral	10,168,647	—	10,168,647
Event Driven Strategies
Event Driven Strategies	22,916,168	145,515	23,061,683
Global Trading
Managed Futures	27,842,548	—	27,842,548
Multi-Strategy
Multi-Strategy	65,904,854	50,270,896	116,175,750
Total Investments	$201,656,996	$120,237,048	$321,894,044

The categorization of investments between Levels 2 and 3 does not reflect the fact that some of the underlying investments held by the Investment Vehicles, if owned directly by the Master Portfolio, might be classified as Level 1 investments.

For each Level 3 investment, some or all of the following may have been used to determine fair value: market conditions, liquidity, and security type. For investments in private investment companies and direct private investments, additional data regarding the operations and financial conditions of the investment, including monthly financial reports, are considered. In the case of investments having lock-ups or suspension of withdrawal rights under certain circumstances, additional consideration is given to these restrictions in the determination of fair value.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Balance as of March 31, 2011	Gross Purchases	Gross Sales	Net Realized Gains (Losses)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2012
Investment Vehicles
Credit Strategies
Long-Short Credit	$11,707,315	$—	$(11,811,551)	$2,326,702	$(2,222,466)	$—
Mortgage Related	39,476,060	15,000,000	(6,991,177)	1,573,421	444,377	49,502,681
Equity Strategies
Long-Short Emerging	9,929,584	—	(4,064,205)	716,121	(2,161,286)	4,420,214
Long-Short Global	—	15,000,000	—	—	897,742	15,897,742
Long-Short Non-U.S.	19,804,799	—	(19,351,508)	749,070	(1,202,361)	—
Long-Short U.S.	14,912,001	—	(17,594,785)	6,773,141	(4,090,357)	—
Event Driven Strategies
Event Driven Strategies	12,015,496	179,746	(10,906,648)	2,424,741	(3,567,820)	145,515
Global Trading
Energy	23,178,256	—	(14,387,596)	(5,218,916)	(3,571,744)	—
Multi-Strategy
Multi-Strategy	75,192,928	—	(26,836,294)	2,532,489	(618,227)	50,270,896
Special Situations
Environmental	30,454,857	—	(29,704,859)	(6,482,994)	5,732,996	—
Mortgage Related	874,049	—	(874,197)	77,962	(77,814)	—
Private Investments	1,196,416	—	(1,200,875)	(156,494)	160,953	—
Total Investment Vehicles	$238,741,761	$30,179,746	$(143,723,695)	$5,315,243	$(10,276,007)	$120,237,048

Investment Vehicles by investment strategy category may not match the March 31, 2011 audited financial statements due to categorical changes made by the Adviser. These changes are assumed to have been made on April 1, 2011. There were no transfers between levels at the reporting period end. The change in unrealized appreciation/depreciation from Level 3 investments held at March 31, 2012 is $(3,393,792). The amounts of net sales and net realized losses incurred by the Master Portfolio due to the transfer of Members’ Capital from the Master Portfolio to the Trust were $53,625,417 and $2,021,495, respectively.

The net realized gains (losses) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

The Master Portfolio is permitted to measure the fair value of alternative investment entities that do not have a readily determinable fair value, based on the net asset value per share (the “NAV”), or its equivalent such as ownership interest in partners’ capital or members’ capital of the investment as of the reporting date as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the investment and the NAV of the Master Portfolio as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment that may impact the fair value of the investment are not considered in measuring fair value. Attributes of those investments include, but are not limited to, restrictions on the investor’s ability to withdraw its capital at the measurement date, any withdrawal fees, any unfunded commitments, and the investment strategies of the investees. The Master Portfolio has invested in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as a practical expedient. A listing of such investments held by the Master Portfolio and their attributes as of March 31, 2012, are shown in the table below.

Investment Category	Investment Strategy	Fair Value (in 000's)	Remaining Life	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Credit Strategies(a)	Long and short positions in fixed income and other debt securities of both U.S. and non-U.S. issuers.	$60,243	N/A	Quarterly – Annual	45 – 90 days	0 – 1 year; 5% – 25% limits on soft locks
Equity Strategies(b)	Long and short positions in common stocks, preferred stocks and convertible securities issued by U.S. companies.	94,571	N/A	Monthly – Annual	30 – 90 days	0 – 1 year; 3 year rolling lock; up to 5% redemption fee
Event Driven Strategies(c)	Seek to profit from changes in the prices of securities of companies facing major corporate events, such as mergers, acquisitions, restructurings, spin-offs and significant litigation.	23,062	N/A	Quarterly – Annual	70 – 90 days	0 – 5 years; approximately 3% is illiquid
Global Trading(d)	Publicly traded equity securities issued by non-U.S. companies.	27,842	N/A	Daily – Monthly	3 – 90 days	0 – 2 years
Multi-Strategy(e)	Seek to deliver consistently positive returns, regardless of the directional movement of markets, through the use of multiple strategies to smooth returns and reduce volatility.	116,176	N/A	Quarterly – Semi-Annual	45 – 90 days	0 – 3 years; maximum withdrawal per quarter up to 6.25%
		$321,894

*	The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Vehicles may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. Certain Investment Vehicles may impose further restrictions on redemptions, commonly referred to as gates and lock-up periods. These restrictions may cause the Investment Vehicle to become less liquid, i.e., moving from a 90 day or less redemption period to greater than 90 days.

For each of the categories below, the fair value of the Investment Vehicles has been estimated using the net asset value of the Investment Vehicles.

(a)	This category includes Investment Vehicles that invest primarily in fixed income securities including bonds, notes and debentures issued by U.S. and non-U.S. corporations, municipal securities, mortgage-backed securities and asset backed securities.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

(b)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Vehicles in this category may include long/short funds.
(c)	This category includes Investment Vehicles that typically include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include merger or risk arbitrage investments (securities of companies that announce acquisition offers) and distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). This category may also include Investment Vehicles invested in certain non-security financial assets.
(d)	This category includes Investment Vehicles that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Vehicles in this category may include long/short funds.
(e)	This category includes Investment Vehicles that invest across a range of strategies including but not limited to relative value strategies, merger arbitrage, high yield/distressed securities and other special situations.

(4) Members’ Capital Accounts

(a) Issuance of Interests

Upon receipt from eligible investors of initial or additional capital contributions to purchase interests in the Master Portfolio (“Interests”), which contributions are generally accepted as of the first day of each month, the Master Portfolio issues new Interests. The required minimum initial and additional capital contribution amounts are $100,000 and $50,000, respectively, and all issuances are subject to the receipt of payment in the full amount of the subscription no later than at the close of business on the third business day prior to the applicable subscription date. Interests have not been registered under the Securities Act or the securities laws of any state. The Master Portfolio issues Interests only in private placement transactions in accordance with Regulation D (or other applicable exemptions under the Securities Act) and similar provisions under state securities laws. No public market exists for Interests, and none is expected to develop. The Master Portfolio is not required, and does not intend, to hold annual meetings of its members. Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement. The Master Portfolio reserves the right to reject any application for subscriptions of Interests.

The $660,001 in contributions received in advance as of March 31, 2012 represents subscriptions for the Master Portfolio’s Interests received prior to the April 1, 2012 closing.

(b) Allocation of Profits and Losses

Net profits or net losses of the Master Portfolio are allocated among and credited to or debited against the capital accounts of all members as of the last day of each fiscal period in accordance with the members’ respective capital account ownership percentages for the fiscal period. Net profits or net losses are measured as the net change in the value of the assets of the Master Portfolio, including any net change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any capital contributions, which generally are made at the beginning of the month, and before any withdrawals of capital.

(c) Repurchase of Interests

From time to time, members have been provided with the opportunity to have all or any portion of their Interests repurchased by the Master Portfolio pursuant to repurchase offers approved by the Board. Repurchase offers have been made on a semi-annual basis. However, no member has the right to require the Master Portfolio to repurchase its Interest. The Board, in its sole discretion, may under certain circumstances elect to

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

extend, suspend or terminate an offer to repurchase Interests. Under the procedures that govern repurchase offers by the Master Portfolio, there will be a substantial period of time between the date as of which members must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Master Portfolio.

(5) Investments in Portfolio Securities

(a) Investment Activity

As of March 31, 2012, the Master Portfolio’s investments were in Investment Vehicles. The agreements related to investments in Investment Vehicles provide for compensation to the Investment Vehicles’ managers/managing members or advisers in the form of management fees ranging from 1% to 2.5% of net assets annually. In addition, Investment Vehicles typically also provide for performance-based incentive fees/allocations ranging from 10% to 20% of an Investment Vehicle’s net profits, although it is possible that such ranges may be exceeded for certain Investment Vehicles.

For the year ended March 31, 2012, the aggregate cost of purchases and proceeds from sales/withdrawals of investments were $74,634,067 and $398,407,488, respectively.

The cost of the Master Portfolio’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Portfolio from such investments. The allocated taxable income is generally reported to the Master Portfolio by its underlying investments on Schedule K-1, Forms 1099 or PFIC statements. The underlying investments generally do not provide the Master Portfolio with tax reporting information until well after year end and, as a result, the Master Portfolio is unable to calculate the year end tax cost of its investments until after year end, when the Master Portfolio tax return is complete. The Master Portfolio’s book cost of investments as of March 31, 2012 was $285,639,416, resulting in accumulated net unrealized appreciation of $36,254,628 consisting of $42,221,169 in gross unrealized appreciation and $5,966,541 in gross unrealized depreciation.

(b) Investment Vehicle Liquidity

The Investment Vehicles in which the Master Portfolio invests are generally illiquid. The Master Portfolio may make investments in, or withdrawals from, the Investment Vehicles only at certain times specified in the governing documents of the Investment Vehicles. In addition, the Investment Vehicles may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspension of withdrawal rights under certain circumstances, during which time the Master Portfolio may not withdraw all or part of its interest in an Investment Vehicle, or may withdraw only by paying a penalty (early redemption fee). If adverse market conditions were to develop during any period in which the Master Portfolio is unable to withdraw from the Investment Vehicle, the value of the Master Portfolio’s interest in the Investment Vehicle may be less favorable than the value of that interest at the time when it initially decided to withdraw.

The Investment Vehicles in which the Master Portfolio invests have a greater amount of both market and liquidity risk than many other investment instruments. These investments may trade, if at all, in a limited market and may not be able to be immediately liquidated by the Master Portfolio if needed. Values assigned to these investments may differ significantly from the values that would have been used had a broader market for the investments existed.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

The Master Portfolio’s investments in Investment Vehicles are categorized in three levels of liquidity, as determined by the Adviser. The categories and percent of total investments in each are as follows at March 31, 2012:

Liquidity Categories	Investments	Category Definition
Category 1 Funds	51.35%	Investment Vehicles that offer at least quarterly withdrawal rights and a lock up period of less than two years.
Category 2 Funds	0.00%	Investment Vehicles that offer at least quarterly withdrawal rights after a maximum two-year lock up period.
Category 3 Funds	48.65%	Investment Vehicles that (i) offer at least annual withdrawal rights after a lock up period of greater than two years or (ii) do not meet this definition or the definition of Categories 1 or 2.
	100.00%

Some of the Investment Vehicles may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Vehicles that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Vehicles themselves. Should the Master Portfolio seek to liquidate its investment in an Investment Vehicle that maintains one or more of these side pockets, the Master Portfolio might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Master Portfolio is permitted to fully liquidate its interest in the Investment Vehicle, the value of its investment could fluctuate based on adjustments to the fair value of the side pocket as determined by the Investment Vehicle’s investment manager.

(c) Investment Ownership

At March 31, 2012, the Master Portfolio held certain investments that represent more than 5% of the capital of an Investment Vehicle. A listing of these investments (including activity for the year ended March 31, 2012) is shown below:

		For the Year April 1, 2011 through March 31, 2012
Investments	Fair Value 3/31/11	Cost of Purchases	Cost of Sales	Change in Appreciation/ Depreciation	Realized Gain on Investments	Fair Value 3/31/12
Halcyon Asset Backed Value Fund, LP	$22,242,134	$—	$—	$—	$948,344	$23,190,478
Henderson Alphagen Octanis Series, A Series of LGMA LLC*	—	19,351,508	—	121,268	—	19,472,776
Magnetar Structured Credit Fund, LP	10,209,092	15,000,000	—	1,103,111	—	26,312,203
Two Sigma ABS Return Fund, LP	—	10,000,000	—	—	168,647	10,168,647
York Global Value Series, A Series of LGMA LLC	—	15,000,000	—	—	897,742	15,897,742
	$32,451,226	$59,351,508	$—	$1,224,379	$2,014,733	$95,041,846

*	Ownership by the Master Portfolio exceeds 25% of the Investment Vehicle’s capital.

(6) Related Party Transactions and Other Agreements

(a) Investment Advisory Agreement

The Adviser has entered into the Advisory Agreement with the Master Portfolio. The Advisory Agreement provides that the Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Master Portfolio. The Adviser is authorized to make all decisions regarding the Master Portfolio’s purchase and withdrawal of interests in Investment Vehicles.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

The Master Portfolio does not pay the Adviser an investment management fee for services provided by the Adviser. However, the Adviser charges its family office clients a separate individualized fee for providing a variety of investment management services to them. The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Master Portfolio.

(b) Administration Agreement

In consideration for administration, accounting, and recordkeeping services, the Master Portfolio pays Citi Fund Services Ohio, Inc. (the “Administrator”) a monthly administration fee based on the month-end members’ capital of the Master Portfolio. The Master Portfolio is charged at the annual rates of 0.065% on the Master Portfolio members’ capital of up to $500 million, 0.055% on the Master Portfolio members’ capital between the amounts of $500 million and $1 billion and 0.045% on the Master Portfolio members’ capital over $1 billion. The fee is payable monthly in arrears and subject to a $595,350 annual minimum fee.

The administration fee is paid out of the Master Portfolio’s members’ capital, which decreases the net profits or increases the net losses of members in the Master Portfolio. The total administration fees incurred for the year ended March 31, 2012, including any out-of-pocket expenses incurred in providing this service, were $618,402.

(c) Compensation of Directors

The Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC (formerly known as Growth Capital TEI Portfolio, LLC) together pay each of the Directors who is not an “interested person,” as defined in the 1940 Act, of these companies (the “Independent Directors”) an annual retainer of $30,000 ($37,500 for the Board chairman), which is paid quarterly, a fee of $3,000 ($3,700 for the Board chairman and $3,500 for the Audit and Nominating Committee chairman) per regular Board meeting, a fee of $1,500 ($1,875 for the Board chairman) per off-cycle Board meeting, and a fee of $1,500 ($2,000 for the Audit and Nominating Committee chairman) per off-cycle Audit Committee meeting. The Master Portfolio, Multi-Manager Portfolio, LLC and Multi-Manager TEI Portfolio, LLC compensated the Directors $153,750 in meeting and retainer fees for the year ended March 31, 2012.

(7) Indebtedness of the Fund

The Master Portfolio may borrow money in connection with its investment activities, for temporary cash management purposes, to meet withdrawal requests, or for temporary or emergency purposes. The Master Portfolio generally intends to borrow money only in limited circumstances when attractive investment opportunities are available and sufficient cash or other liquid resources are not otherwise available. The Master Portfolio will repay any borrowing incurred using the first available funds, including proceeds from withdrawals from Investment Vehicles or proceeds from the offering of Interests, in order to minimize the interest expense and other borrowing costs. As of March 31, 2012, the Master Portfolio did not have a credit facility in place.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Notes to Financial Statements, continued
March 31, 2012

(8) Financial Highlights

Financial highlights are summarized as follows:

	Year ended March 31, 2012	Year ended March 31, 2011	Period ended March 31, 2010*
Net investment loss to average members’ capital(1)	(0.29)%	(0.13)%	(0.29)%
Gross expenses to average members’ capital(1)	0.31%	0.20%	0.37%
Net expenses to average members’ capital(1)	0.31%	0.20%	0.37%
Portfolio turnover(2)	15.98%	13.40%	8.85%
Total return(3)	1.55%	1.83%	7.46%
Members’ capital, end of period (in 000’s)	$398,696	$716,214	$739,206

A member’s total return and operating ratios may vary from those reflected based on the timing of capital transactions.

*	The Master Portfolio commenced operations on July 1, 2009.
(1)	Average members’ capital is measured at the end of each month during the period. Ratios have been annualized for periods less than one year.
(2)	This ratio has not been annualized for periods less than one year.
(3)	Calculated as geometrically linked monthly returns for each month in the period. Total returns are not annualized for periods less than one year.

(9) Subsequent Events

The Master Portfolio accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $660,001 for April 1, 2012. There were no investor subscriptions for May 1, 2012.

On March 30, 2012, the Master Portfolio commenced an offer (“Offer”) to repurchase up to $100,000,000 of outstanding Interests from its members based on the estimated net asset value of such Interests calculated as of June 30, 2012. As of the April 30, 2012 expiration of the Offer, approximately $84,612,000 of Interests (based on the estimated net asset value of the Master Portfolio as of June 30, 2012) were tendered for repurchase by 2 members, and such tendered Interests have been accepted for repurchase by the Master Portfolio.

Management has evaluated events and transactions through the date these financial statements were issued for purposes of recognition or disclosure in these financial statements. Based on this evaluation, no adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Members of Multi-Manager Master Portfolio, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of Multi-Manager Master Portfolio, LLC, formerly Growth Capital Master Portfolio, LLC (the Fund), including the schedule of investments, as of March 31, 2012, and the related statements of operations and cash flows for the year then ended, and the statements of changes in members’ capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian or management of the underlying investment funds. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multi-Manager Master Portfolio, LLC at March 31, 2012, the results of its operations and its cash flows for the year then ended and the changes in its members’ capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
May 30, 2012

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information
March 31, 2012
(Unaudited)

Directors and Officers

The Master Portfolio’s operations are managed under the management and control of the Board (each member a “Director”). Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Portfolio who are responsible for the Master Portfolio’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and Officers of the Master Portfolio may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Portfolio Complex”). The address of the Directors and Officers is c/o GenSpring Family Offices, LLC, 150 South US Highway 1, Jupiter, Florida 33477. The tables below show, for each Director and Officer, his or her full name, age, present position held with the Master Portfolio, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Portfolio Complex overseen by the Director, and other directorships held by such Director.

DIRECTORS

Name and Age	Position with the Master Portfolio and Length of Time Served(2)	Principal Occupation(s) in the Past 5 Years	Number of Portfolios in Portfolio Complex(3) Overseen by Director	Other Directorships Held by Director
Interested Director Jean Brunel(1) (61)	Director, since inception	Managing Principal, Brunel Associates, LLC	3	None.
Non-Interested Directors Jeffrey M. Biggar (61)	Director and Chairman of the Board, since inception	Managing Director, Little Mountain Group, LLC (an independent Registered Investment Advisor consulting firm) (since 2010); Chief Operating Officer, Cedar Brook Financial Partners LLC (2008 – 2010); Chief Executive Officer and Senior Managing Director, Sterling (National City Corp.) (2000 – 2006)	38	None.
George C. Guynn (68)	Director, since inception	Retired. President (1996 – 2006) and Chief Executive Officer (1995 – 2006) Federal Reserve Bank of Atlanta	38	Genuine Parts Company; Oxford Industries; John Wieland Homes and Neighborhoods, Inc.; Acuity Brands, Inc.
Sidney E. Harris (62)	Director, since inception	Professor (since 1997) and Dean (1997 – 2004) J. Mack Robinson College of Business, Georgia State University	38	Total System Services, Inc.

(1)	This person’s status as an “interested” director arises from his affiliation with the Adviser.
(2)	The term of office for a Director is indefinite, until he or she resigns, is removed or a successor is elected and qualified.
(3)	The Portfolio Complex consists of the Master Portfolio, Multi-Manager Portfolio, LLC, Multi-Manager TEI Portfolio, LLC and the RidgeWorth Funds.

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
March 31, 2012
(Unaudited)

OFFICERS WHO ARE NOT DIRECTORS

Name and Age	Position with Master Portfolio and Length of Time Served	Principal Occupation(s) in the Past 5 Years
Maria Elena (Mel) Lagomasino (62)	President and Chief Executive Officer (since inception)	Chief Executive Officer of the Adviser (since 2005); Prior to that, Chairman and CEO of JP Morgan Private Bank
Bashir C. Asad (48)	Treasurer, Chief Financial Officer and Chief Accounting Officer (since August 2011)	Senior Vice President, Citi Fund Services (since 2010); prior to that, Vice President, Citi Fund Services
David W. Reidy (47)	Secretary (since March 2012)	Project Manager, GenSpring Family Offices, LLC (since November 2011); Vice President, RidgeWorth Capital Management
Daniel J. Igo (41)	Assistant Secretary (since August 2009)	Vice President, Citi Fund Services (since 2007); Legal Services Manager, Citi Fund Services (2004 to 2006)
Frederick J. Schmidt (52)	Chief Compliance Officer (since July 2010)	Director and Chief Compliance Officer, CCO Services, Citi Fund Services (2011 to present); Senior Vice President and Chief Compliance Officer, CCO Services, Citi Fund Services (2004 to 2010)

MULTI-MANAGER MASTER PORTFOLIO, LLC
(A Limited Liability Company)

Supplemental Information, continued
March 31, 2012
(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments of the Master Portfolio among different investment strategies as of March 31, 2012.

Asset Class(1)	Fair Value	%
Credit Strategies	$60,242,863	18.72
Equity Strategies	94,571,200	29.38
Event Driven Strategies	23,061,683	7.16
Global Trading	27,842,548	8.65
Multi-Strategy	116,175,750	36.09
	$321,894,044	100.00

(1)	The complete list of investments included in the following asset class categories is included in the Schedule of Investments of the Master Portfolio.

Form N-Q Filings

The Master Portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Portfolio’s Form N-Q is available on the SEC website at www.sec.gov. The Master Portfolio’s Form N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

Information regarding how the Master Portfolio voted proxies relating to portfolio securities during the period ended June 30 is available (i) without charge, upon request, by calling 1-800-338-3559; and (ii) on the SEC website at www.sec.gov.

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Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b)	During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that no member of the Board’s audit committee qualifies as an audit committee financial expert (“ACFE”).

3(a)(2) N/A

3(a)(3) After evaluating the matter, it was determined that the collective business experience of the current members of the audit committee was adequate to exercise their oversight responsibilities and that it was not necessary to add a Director to the Board who qualifies as an ACFE.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$ 19,208	$ 15,000
Audit-Related Fees	$ -	$ -
Tax Fees	$ -	$ -
All Other Fees	$ -	$ -

(e)(1) The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2)	Current Year	Previous Year
	0%	0%

(f) Not applicable.

(g)	Current Year	Previous Year
	$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The day-to-day management of the Master Portfolio’s portfolio is the responsibility of Jean Brunel, John Elmes, Michael Murgio, Chris Battifarano and John Tassone.

Jean L. P. Brunel, CFA – Chief Investment Officer: Prior to assuming his new role with the Adviser, Jean was the managing principal of Brunel Associates, a firm offering wealth management consulting services to ultra affluent individuals. He spent the bulk of his career in the investment management group of J.P. Morgan, where he worked in the U.S. and abroad from 1976 until his retirement in the spring of 1999. In 1990, he assumed the position of chief investment officer of J.P. Morgan's global private bank. Prior to that, he had served in New York, Tokyo, Hong Kong, Singapore and Melbourne, in various investment and managerial capacities. Jean is the editor of the Journal of Wealth Management, published by Institutional Investor Journals and was a Trustee of the Research Foundation of the CFA Institute from 2004 - 2009. Further, he authored "Integrated Wealth Management: The New Direction for Portfolio Managers" (a book published in 2002 and in 2005 – Second Edition – by Euromoney Books) and a number of peer-reviewed articles. Jean is the 2011 recipient of the C. Stewart Sheppard Award presented by the CFA Institute in recognition of outstanding contribution to continuing education in the CFA profession. He is actively involved with Fondation France Unitiative, a charitable organization based in France. A graduate of Ecole des Hautes Etudes Commerciales in France, Jean holds an MBA from the Kellogg Graduate School of Management at Northwestern University and holds the Chartered Financial Analyst designation.

John T. Elmes, CFA – Head of Investments: As Head of Investments, John has primary responsibility for managing and integrating the Adviser’s investment views and activities and for day to day management of the Adviser’s investment professionals. As former co-chairman of the Mid Atlantic LFO, John Elmes had successfully transitioned his former practice and fostered its growth to $1.5 billion in assets under advisement. Prior to joining the Adviser, John was a Director at Deutsche Bank Alex Brown in Baltimore, Maryland. John co-developed the Personal CFO group, which served families of significant wealth, offering investment, tax and estate planning services. John and his partner were managing in excess of $650 million for client families. John is a Chartered Financial Analyst, a member of the CFA Institute, a member of the Washington Society of Investment Analysts, and a former board member of the Make a Wish Foundation of the Mid Atlantic. He is Series 3, 30 and 65 registered. John graduated summa cum laude from George Mason University School of Business with a Bachelor of Science degree in Finance and Investments.

Michael Murgio, CFA, CAIA – Director of Investments: Mike joined the Adviser in 2002 and is currently the Adviser’s Director of Investments and a member of the Strategic Investment Advisory Committee.  In this capacity, he is responsible for the firm's asset allocation and portfolio construction decisions and is also an integral member of the Adviser’s Manager Selection Committee.  Mike represents the Adviser’s Investment Advisory Center on a quarterly basis with the Board, where he provides investment updates.  Prior to his role as Director of Investments, Mike oversaw GenSpring's Manager Selection Process, where he was responsible for oversight of approved managers, as well as the design and implementation of process enhancements.  Mike has spent the past eight years conducting diligence on many of GenSpring's external investment managers and is responsible today for maintaining coverage over some of the more significant investment relationships for the Adviser. Prior to joining the Adviser, he spent three years performing equity research for SunTrust's Robinson Humphrey Capital Markets Division in Atlanta, Georgia.  Mike graduated magna cum laude with a BBA degree, majoring in finance, from The Florida State University, and has earned the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations.  He is a member of the CFA Society of South Florida.

Chris Battifarano, CFA, CAIA – Investment Partner & Portfolio Strategist: Chris joined the Adviser in 2001.  His primary responsibility is leading the Adviser’s due diligence and manager selection process globally, which covers traditional equity and fixed income mandates and alternative strategies. He also has responsibilities involving the Adviser’s global asset allocation and portfolio construction process.  He is the chairman of the Adviser’s Manager Selection Committee, and a voting member on the Portfolio Allocation and Construction Committee. Prior to joining the Adviser, Chris was an equity research analyst with Stifel Nicolaus, formerly Ryan, Beck & Co. where he covered the telecommunications sector of investments. Chris holds a BBA in Finance and an MBA with a specialization in Personal Financial Planning, both from the University of Miami.  Chris has also attained the Chartered Financial Analyst and Chartered Alternative Investment Analyst designations. He is a member of the South Florida Society of Financial Analysts and has also passed FINRA Series 7 and Series 63 exams (currently inactive) as well the Florida Life Heath and Variable Annuities licensing requirements.

John Tassone, JD, CAIA – Chief Operating Officer – Investment Advisory Center: John is responsible for managing the Adviser’s investment platform operations and administration functions.  In addition, John is responsible for oversight of the Adviser’s Operational Due Diligence team.  He leads the IAC’s Risk Committee and is a voting member of the Manager Selection and Portfolio Construction Committees. He is a graduate of Cornell University, earned an M.B.A. from Union University, and his J.D. from Albany Law School. He is currently a member of the bar in New York and Connecticut and holds the FINRA Series 65 license.  He is also a Chartered Alternative Investment Analyst (CAIA).

Management of Other Accounts.

The table below shows the number of other accounts managed by each portfolio manager of the Master Portfolio (other than the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio) and the approximate total assets in the accounts in each of the following categories: registered investment companies (other than the Master Portfolio and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio), other pooled investment vehicles and other accounts.  For each category, the table also shows the number of accounts and the approximate total assets in the accounts with respect to which the advisory fee is based on account performance.

	Other Registered Investment Companies Managed by the Portfolio Managers		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio’s Portfolio Manager	Number	Total Assets	Number	Total Assets (mm)	Number	Total Assets

Jean L. P. Brunel	0	$0	19	$239	0	$0
John T. Elmes	0	$0	19	$239	0	$0
Michael J. Murgio	0	$0	19	$239	0	$0
Chris Battifarano	0	$0	19	$239	0	$0
John Tassone	0	$0	19	$239	0	$0

Potential Conflicts of Interest in Managing Multiple Accounts.

The investment activities of the Adviser, the Investment Managers (i.e., the managers of the underlying investment vehicles held by the Master Portfolio) and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest that may disadvantage the Master Portfolio (and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio).  The Adviser, SunTrust and their affiliates and subsidiaries, are involved in a broad spectrum of financial services and asset management activities, and in the ordinary course of business may engage in activities in which their interests or the interests of their clients conflict with those of the Master Portfolio, (and each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio and their members).

The personnel of the Adviser and its affiliates provide advisory services to various other clients and funds that utilize an investment program that may be substantially similar to that of the Master Portfolio. Conflicts of interest may arise for the Adviser in connection with certain transactions involving investments in the same Investment Vehicles by the Master Portfolio and other funds sponsored or advised by the Adviser and its affiliates.

In the event a possible conflict of interest, the Adviser will employ methods, policies and procedures designed to provide a fair and equitable resolution to the affected parties (including with respect to allocation of investment opportunities among the Master Portfolio and other funds having an investment program that may be substantially similar to that of the Master Portfolio).

Adviser and Portfolio Manager Compensation Structure.

The Adviser is not to be paid any management fee or an incentive fee for its services under the Investment Advisory Agreement with respect to the Master Portfolio or the Investment Advisory Agreement with respect to each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio.  However, under the Adviser’s business arrangements with its family office clients, the Adviser charges its clients a separate individualized fee for providing a variety of services (some of which include investment management services).  The fee charged to the Adviser’s family office clients is not intended to cover the fees and expenses of the Adviser in providing investment management services to the Master Portfolio or each of the feeder funds that invest directly or indirectly substantially all of their assets in the Master Portfolio.

Compensation of the portfolio managers consists of a base salary, bonus and benefits.  The bonus amount for a portfolio manager is based upon (1) how well a portfolio manager performs versus industry benchmarks, (2) the Adviser’s overall performance and (3) a subjective assessment of a portfolio manager.

Securities Ownership of Portfolio Managers.

The table below shows the range of equity securities beneficially owned by each portfolio manager in the Master Portfolio as of March 31, 2012.

Portfolio Manager	Range of Securities Owned ($)
Jean L. P. Brunel	None
John T. Elmes	None
Michael J. Murgio	None
Chris Battifarano	None
John Tassone	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
April 1, 2011 through April 30, 2011	$ -	N/A	N/A	N/A
May 1, 2011 through May 31, 2011	$ -	N/A	N/A	N/A
June 1, 2011 through June 30, 2011	$ 52,960,175	N/A	N/A	N/A
July 1, 2011 through July 31, 2011	$ 202,781,931	N/A	N/A	N/A
August 1, 2011 through August 31, 2011	$ -	N/A	N/A	N/A
September 1, 2011 through September 30, 2011	$ -	N/A	N/A	N/A
October 1, 2011 through October 31, 2011	$ -	N/A	N/A	N/A
November 1, 2011 through November 30, 2011	$ -	N/A	N/A	N/A
December 1, 2011 through December 31, 2011	$ 37,965,865	N/A	N/A	N/A
January 1, 2012 through January 31, 2012	$ 12,815,974	N/A	N/A	N/A
February 1, 2012 through February 28, 2012	$ -	N/A	N/A	N/A
March 1, 2012 through March 31, 2012	$ -	N/A	N/A	N/A
Total	$ 306,523,945

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)The registrant’s President and Treasurer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Multi-Manager Portfolio, LLC

By (Signature and Title)*    /s/ Bashir C. Asad

Bashir C. Asad, Treasurer

Date  June 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Maria Elena Lagomasino

Maria Elena Lagomasino, President

Date  June 7, 2012

By (Signature and Title)*    /s/ Bashir C. Asad

Bashir C. Asad, Treasurer

Date  June 7, 2012

* Print the name and title of each signing officer under his or her signature.